Invenomic Fund

Super Institutional Class (Symbol: BIVSX)

Institutional Class (Symbol: BIVIX)

Investor Class (Symbol: BIVRX)

Supplement dated July 1, 2019

to the Prospectus and Statement of Additional Information (“SAI”)

dated April 5, 2019

The following supersedes any contrary information contained in the Fund’s current Prospectus or SAI.

At a meeting held on April 16-17, 2019 the Board of Trustees of Northern Lights Fund Trust II approved changing the name of the “Balter Invenomic Fund”.

Effective July 1, 2019, the “Balter Invenomic Fund” is renamed the “Invenomic Fund”.

The Fund’s investment objective, policies and strategies remain unchanged.

All references to the toll-free number 1-844-322-8112 in the Prospectus and SAI have been deleted and replaced with the toll-free number 1-855-466-3406.

All references to the web address www.balterliquidalts.com in the Prospectus and SAI have been deleted and replaced with the web address www.invenomic.com.

This Supplement and the existing Prospectus and SAI dated April 5, 2019, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI each dated April 5, 2019 have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-855-466-3406.